MAY 27, 2021

SUPPLEMENT TO

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2021, AS SUPPLEMENTED THROUGH APRIL 12, 2021

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

(1)	Effective immediately, the following information is added to the end of the section entitled “Investment Management Arrangements.”

Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC, and as described above was revised. Effective May 1, 2021, the fund accounting fee for each Fund shall equal the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.

(2)

Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Compensation of Wellington Management Portfolio Managers” in the above referenced SAI, the third paragraph and list of partners are deleted and replaced with the following:

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. The following portfolio managers are Partners as of January 1, 2021:

Mario E. Abularach	Christopher J. Goolgasian	Philip W. Ruedi
Steven C. Angeli	Timothy D. Haney	James H. Shakin
Matthew G. Baker	Matthew D. Hudson	Thomas S. Simon
Mammen Chally	Jean M. Hynes*	Timothy E. Smith
Nicolas M. Choumenkovitch	Adam H. Illfelder	Scott I. St. John
Andrew M. Corry	Christopher A. Jones	Michael E. Stack**
Robert L. Deresiewicz	G. Thomas Levering	Tara C. Stilwell
David J. Elliott	Joseph F. Marvan	Mark H. Sullivan
Scott M. Elliott	Douglas W. McLane	Rebecca D. Sykes
Ann C. Gallo	Loren L. Moran	Gregg R. Thomas
Gregory J. Garabedian	Stephen Mortimer	James W. Valone**
Brian M. Garvey	Kevin F. Murphy	Mark A. Whitaker
Campe Goodman	W. Michael Reckmeyer, III

*	Effective June 30, 2021, Ms. Hynes will no longer serve as a portfolio manager for the Healthcare Fund.
**

Michael E. Stack and James W. Valone, each announced their plan to withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2021 (Mr. Stack) and December 31, 2021 (Mr. Valone).

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.